SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004

                             BROOKLINE BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-23695                04-3402944
------------------------------ ------------------------- ----------------------
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
   of incorporation)                                        Identification No.)


  160 Washington Street, Brookline, MA                              02447-0469
  ------------------------------------                            --------------
(Address of principal executive offices)                            (Zip Code)



   Registrant's telephone number, including area code           (617) 730-3500



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.       Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits


           Exhibit No.                  Description
           -----------                  -----------

               99.1                     Press release dated April 15, 2004

Item 12.      Results of Operations and Financial Condition

       The following information is furnished pursuant to this Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 15, 2004, Brookline Bancorp, Inc. (the "Company") announced its earnings for the 2004 first quarter and approval by its Board of Directors of a regular quarterly dividend of $0.085 per share payable on May 17, 2004 to stockholders of record as of April 30, 2004. A copy of the press release dated April 15, 2004 is attached as Exhibit 99.1 to this report.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             BROOKLINE BANCORP, INC.


 Date:  April 16, 2004           By:  /s/ Paul R. Bechet
                                      ----------------------------------
                                      Paul R. Bechet
                                      Senior Vice President, Treasurer and
                                      Chief Financial Officer